Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Financial Instruments and Risk Management
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT:
Our financial assets are comprised primarily of cash and cash equivalents, A/R, and derivatives used for hedging purposes. Our financial liabilities are comprised primarily of A/P, certain accrued and other liabilities and provisions, the Term Loans, borrowings under the Revolver, lease obligations, and derivatives. We record the majority of our financial assets and liabilities at amortized cost except for derivative assets and liabilities, which we measure at fair value. We classify our short-term investments in money market funds (if applicable) as FVTPL, and initially recognize such assets on our consolidated balance sheet at fair value with subsequent changes recorded in our consolidated statement of operations. The carrying value of the Term Loans approximates their fair value as they bear interest at a variable market rate. We classify the financial assets and liabilities that we measure at fair value based on the inputs used to determine fair value at the measurement date.
Cash and cash equivalents are comprised of the following:

	December 31
	2018	2019
Cash	$409.1	$446.3
Cash equivalents	12.9	33.2
	$422.0	$479.5

Our current portfolio of cash equivalents consists of bank deposits. The majority of our cash and cash equivalents are held with financial institutions each of which had at December 31, 2019 a Standard and Poor’s short-term rating of A-1.
Financial risk management objectives:
We have exposures to a variety of financial risks through our operations. We regularly monitor these risks and have established policies and business practices to mitigate the adverse effects of these potential exposures. We have used derivative financial instruments, such as foreign currency forward and swap contracts, as well as interest rate swaps, to reduce the effects of some of these risks. We do not enter into or trade financial instruments, including derivative financial instruments, for speculative purposes.

(a)	Currency risk:
Due to the global nature of our operations, we are exposed to exchange rate fluctuations on our financial instruments denominated in various currencies. The majority of our currency risk is driven by operational costs, including income tax expense, incurred in local currencies by our subsidiaries. As part of our risk management program, we attempt to mitigate currency risk through a hedging program using forecasts of our anticipated future cash flows and balance sheet exposures denominated in foreign currencies. We enter into foreign exchange forward contracts and swaps, generally for periods up to 12 months, to lock in the exchange rates for future foreign currency transactions, which is intended to reduce the variability of our operating costs and future cash flows denominated in local currencies. While these contracts are intended to reduce the effects of fluctuations in foreign currency exchange rates, our hedging strategy does not mitigate the longer-term impacts of changes to foreign exchange rates. Although our functional currency is the U.S. dollar, currency risk on our income tax expense arises as we are generally required to file our tax returns in the local currency for each particular country in which we have operations. While our hedging program is designed to mitigate currency risk vis-à-vis the U.S. dollar, we remain subject to taxable foreign exchange impacts in our translated local currency financial results relevant for tax reporting purposes.
Our major currency exposures at December 31, 2019 are summarized in U.S. dollar equivalents in the following table. The local currency amounts have been converted to U.S. dollar equivalents using spot rates at December 31, 2019.

	Canadian dollar	Romanian Leu	Euro	Thai baht	Chinese renminbi
Cash and cash equivalents	$2.0	$0.6	$19.5	$2.7	$37.1
A/R	3.1	0.5	46.4	1.0	12.1
Income taxes and value-added taxes receivable	—	0.5	1.1	1.2	2.4
Other financial assets	—	0.7	1.7	0.6	0.3
Pension and non-pension post-employment liabilities	(69.8)	(0.1)	(0.6)	(13.3)	(0.7)
Income taxes and value-added taxes payable	(1.4)	—	(0.6)	(2.1)	(6.7)
A/P and certain accrued and other liabilities and provisions	(54.4)	(10.5)	(39.2)	(31.9)	(28.3)

Net financial assets (liabilities)	$(120.5)	$(8.3)	$28.3	$(41.8)	$16.2

Foreign currency risk sensitivity analysis:
The financial impact of a one-percentage point strengthening or weakening of the following currencies against the U.S. dollar for our financial instruments denominated in such non-functional currencies is summarized in the following table as at December 31, 2019. The financial instruments impacted by a change in exchange rates include our exposures to the above financial assets or liabilities denominated in non-functional currencies and our foreign exchange forward contracts and swaps.

	Canadian dollar	Romanian Leu	Euro	Thai baht	Chinese renminbi
	Increase (decrease)
1% Strengthening
Net earnings	$(0.2)	$(0.1)	$0.1	$(0.1)	$—
Other comprehensive income	1.0	0.3	—	0.7	0.3
1% Weakening
Net earnings	0.2	0.1	(0.1)	0.1	—
Other comprehensive income	(1.0)	(0.3)	—	(0.7)	(0.3)

(b)    Interest rate risk:
Borrowings under the Credit Facility bear interest at specified rates, plus specified margins. See note 12. Our borrowings under this facility at December 31, 2019 totaled $592.3 (December 31, 2018 — $757.3), comprised of an aggregate of $592.3 under the Term Loans (December 31, 2018 — $598.3), and other than ordinary course letters of credit (described below), no amounts outstanding under the Revolver (December 31, 2018 — $159.0 outstanding under the Revolver). Such borrowings expose us to interest rate risk due to the potential variability of market interest rates. Without accounting for the interest rate swaps described below, a one-percentage point increase in these rates would increase interest expense, based on outstanding borrowings of $592.3 as at December 31, 2019, by $5.9 annually.
As part of our risk management program, we attempt to mitigate interest rate risk through interest rate swaps. To partially hedge against our exposure to interest rate variability on the Term Loans, we entered into 5-year agreements with a syndicate of third-party banks in August and December 2018 to swap the variable interest rates (based on LIBOR plus a margin) with fixed rates of interest on $350.0 of the total borrowings under the Term Loans. The terms of the interest rate swap agreements on the floating market rate and the interest payment dates match that of the underlying debt, such that any hedge ineffectiveness is not expected to be significant. The swap agreements include options that allow us to cancel up to $150.0 of the notional amount of the original swap agreements ($75.0 under the Incremental Term Loan starting in December 2020, and $75.0 under the Initial Term Loan starting in August 2021). These options to cancel are aligned with our risk management strategy for the Term Loans as they allow us to make voluntary prepayments of outstanding amounts without premium or penalty, subject to certain conditions. Our unhedged borrowings under the Credit Facility at December 31, 2019 were $242.3 (comprised of an aggregate of $242.3 under the Term Loans and $0.0 under the Revolver). A one-percentage point increase in relevant interest rates would increase interest expense, based on the outstanding unhedged borrowings of $242.3 as at December 31, 2019, by $2.4 annually.
We obtain third-party valuations of the swaps under the interest rate swap agreements. The valuations of the swaps are primarily measured through various pricing models or discounted cash flow analyses that incorporate observable market parameters, such as interest rate yield curves and volatility, and credit risk adjustments. The valuations of the interest rate swaps are measured primarily based on Level 2 data inputs of the fair value measurement hierarchy. The unrealized portion of the hedge gain or loss of the swaps is recorded in accumulated OCI. The realized portion of the hedge gain or loss of the swaps is released from OCI and recognized under finance costs in our consolidated statement of operations in the respective interest payment periods. At December 31, 2019, the fair value of our interest rate swap agreements was a net unrealized loss of $12.1 which we recorded in other non-current liabilities on our consolidated balance sheet. As we have swapped $350.0 of our borrowings under the Term Loans from floating to fixed rates, the financial impact of a 25 basis point increase in the floating market interest rate would decrease the net unrealized loss by $2.1 and a 25 basis point decrease in the floating interest rate would increase our unrealized loss on the interest rate swaps by $2.0.

(c)	Credit risk:
Credit risk refers to the risk that a counterparty may default on its contractual obligations resulting in a financial loss to us. We believe the risk of counterparty non-performance is relatively low, however, if a key supplier (or any company within such supplier's supply chain) or customer experiences financial difficulties or fails to comply with their contractual obligations, this could result in a financial loss to us. With respect to our financial market activities, we have adopted a policy of dealing only with credit-worthy counterparties to help mitigate the risk of financial loss from defaults. We monitor the credit risk of the counterparties with whom we conduct business, through a combined process of credit rating reviews and portfolio reviews. To attempt to mitigate the risk of financial loss from defaults under our foreign currency forward contracts and swaps, and our interest rate swaps, our contracts are held by counterparty financial institutions, each of which had a Standard and Poor’s rating of A-2 or above at December 31, 2019. In addition, we maintain cash and short-term investments in highly-rated investments or on deposit with major financial institutions. Each financial institution with which we had our A/R sales program and our SFPs during 2019 had a Standard and Poor’s short-term rating of A-2 or above and a long-term rating of BBB+ or above at December 31, 2019. The financial institution with which we have our March 2020 A/R sales program had a Standard and Poor's short term rating of A-1 and a long term rating of A+ at the time of execution of the agreement. Each financial institution from which annuities have been purchased for the defined benefit component of our Canadian pension plan had a Standard and Poor’s long-term rating of A+ or above at December 31, 2019. In addition, the financial institutions from which annuities have been purchased for the defined benefit component of our U.K. pension plans are governed by local regulatory bodies. If an institution from which we purchased annuities for our pension plans defaults on their contractual obligations, this would result in a financial loss to us, as we retain ultimate responsibility for the payment of benefits to plan participants unless and until such pension plans are wound-up.
We also provide unsecured credit to our customers in the normal course of business. Customer exposures that potentially subject us to credit risk include our A/R, inventory on hand, and non-cancellable purchase orders in support of customer demand. From time to time, we extend the payment terms applicable to certain customers, and/or provide longer payment terms when deemed commercially reasonable. Longer payment terms, which have become more prevalent, could adversely impact our working capital requirements, and increase our financial exposure and credit risk. We attempt to mitigate customer credit risk by monitoring our customers’ financial condition and performing ongoing credit evaluations as appropriate. In certain instances, we obtain letters of credit or other forms of security from our customers. We may also purchase credit insurance from a financial institution to reduce our credit exposure to certain customers. We consider credit risk in determining our allowance for doubtful accounts, and we believe that such allowance, as adjusted from time to time, is adequate. The carrying amount of financial assets recorded in our consolidated financial statements, net of our allowance for doubtful accounts, represents our estimate of maximum exposure to credit risk. At December 31, 2019, less than 2% of our gross A/R are over 90 days past due (2018 — approximately 1%). A/R are net of an allowance for doubtful accounts of $4.2 at December 31, 2019 (December 31, 2018 — $5.3).

(d)	Liquidity risk:
Liquidity risk is the risk that we may not have cash available to satisfy our financial obligations as they come due. The majority of our financial liabilities recorded in accounts payable, accrued and other current liabilities and provisions are due within 90 days. We manage liquidity risk by maintaining a portfolio of liquid funds and investments and having access to a revolving credit facility, intraday and overnight bank overdraft facilities, an A/R sales program and our SFPs. Since our A/R sales program and the SFPs are each on an uncommitted basis, there can be no assurance that any participant bank will purchase all the A/R that we wish to sell thereunder. However, we believe that cash flow from operating activities, together with cash on hand, cash from the sale of A/R, and borrowings available under the Revolver and intraday and overnight bank overdraft facilities are sufficient to fund our currently anticipated financial obligations.
Fair values:
We estimate the fair value of each class of financial instruments. The carrying values of cash and cash equivalents, our A/R, A/P, accrued liabilities and provisions, and our borrowings under the Revolver approximate the fair values of these financial instruments due to the short-term nature of these instruments. The carrying value of the Term Loans approximate their fair value as they bear interest at a variable market rate. The fair values of foreign currency contracts are estimated using generally accepted valuation models based on a discounted cash flow analysis with inputs of observable market data, including currency rates and discount factors. Discount factors are adjusted by our own credit risk or the credit risk of the counterparty, depending on whether the fair values are in liability or asset positions, respectively. We obtained third-party valuations of the swaps under our interest rate swap agreements. The valuations of the swaps are primarily measured through various pricing models or discounted cash flow analyses that incorporate observable market parameters, such as interest rate yield curves and volatility, and credit risk adjustments, and are based on Level 2 data inputs of the fair value measurement hierarchy (described below).
Fair value measurements:
In the table below, we have segregated our financial assets and liabilities that are measured at fair value, based on the inputs used to determine fair value at the measurement date. The three levels within the fair value hierarchy, based on the reliability of inputs, are as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities;

•	Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly (i.e. prices) or indirectly (i.e. derived from prices); and

•	Level 3 inputs are inputs for the asset or liability that are not based on observable market data (i.e. unobservable inputs).

	December 31, 2018		December 31, 2019
	Level 1	Level 2	Level 1	Level 2
Assets:
Foreign currency forwards and swaps	$—	$2.1	$—	$7.4

Liabilities:
Interest rate swaps	$—	$(4.4)	$—	$(12.1)
Foreign currency forwards and swaps	—	(16.3)	—	(2.9)
	$—	$(20.7)	$—	$(15.0)

See note 19 for the input levels used to measure the fair value of our pension assets. See note 3 for the input levels used to measure the fair value of acquired assets. Foreign currency forward and swap contracts are valued using an income approach, by comparing the current quoted market forward rates to our contract rates and discounting the values with appropriate market observable credit risk adjusted rates. We have not valued any of the financial instruments described in the table above using Level 3 (unobservable) inputs. There were no transfers of fair value measurements between Level 1 and Level 2 of the fair value hierarchy in 2019 or 2018.
Currency derivatives and hedging activities:
We enter into foreign exchange forward contracts to hedge our cash flow exposures and foreign currency swaps to hedge our balance sheet exposures. At December 31, 2019 and 2018, we had foreign exchange forwards and swaps to trade U.S. dollars in exchange for the following currencies:

As at December 31, 2019 Currency	Contract amount of U.S. dollars	Weighted average exchange rate in U.S. dollars	Maximum period in months	Fair value gain/(loss)
Canadian dollar	$195.6	$0.76	12	$2.1
Thai baht	98.8	0.03	12	2.1
Malaysian ringgit	54.1	0.24	12	0.4
Mexican peso	22.4	0.05	12	0.9
British pound	2.2	1.29	4	0.1
Chinese renminbi	48.8	0.14	12	(0.7)
Euro	26.1	1.12	12	(0.5)
Romanian leu	33.5	0.23	12	0.1
Singapore dollar	23.9	0.74	12	0.2
Other	18.5	—	4	(0.2)
Total	$523.9			$4.5

As at December 31, 2018 Currency	Contract amount of U.S. dollars	Weighted average exchange rate in U.S. dollars	Maximum period in months	Fair value gain/(loss)
Canadian dollar	$210.2	$0.76	12	$(10.3)
Thai baht	81.1	0.03	12	(0.7)
Malaysian ringgit	53.4	0.24	12	(0.8)
Mexican peso	25.6	0.05	12	0.2
British pound	5.3	1.27	4	—
Chinese renminbi	66.8	0.15	12	(1.6)
Euro	35.8	1.17	12	0.3
Romanian leu	40.4	0.25	12	(0.9)
Singapore dollar	22.1	0.74	12	(0.3)
Other	3.5	—	1	(0.1)
Total	$544.2			$(14.2)

At December 31, 2019, the fair value of our outstanding contracts was a net unrealized gain of $4.5 (December 31, 2018 — net unrealized loss of $14.2), resulting from fluctuations in foreign exchange rates between the contract execution and the period-end date. Changes in the fair value of hedging derivatives to which we apply cash flow hedge accounting, to the extent effective, are deferred in OCI until the expenses or items being hedged are recognized in our consolidated statement of operations. Any hedge ineffectiveness, which at December 31, 2019 was not significant, is recognized immediately in our consolidated statement of operations. At December 31, 2019, we recorded $7.4 of derivative assets in other current assets and $2.9 of derivative liabilities in accrued and other current liabilities (December 31, 2018 — $2.1 of derivative assets in other current assets and $16.3 of derivative liabilities in accrued and other current liabilities).
Certain foreign currency forward and swap contracts to trade U.S. dollars do not qualify as hedges, most significantly certain Canadian dollar contracts, and we have marked these contracts to market each period in our consolidated statement of operations. See note 2(p).